INVESTMENT PORTFOLIO (unaudited)

As of June 30, 2019	Highland Global Allocation Fund

Shares		Value ($)
U.S. Equity — 74.3%
Chemicals — 1.3%
730,484	MPM Holdings, Inc. (a)	3,652,420
881,773	Vertellus Specialties Inc. (b)(c)	414,433

		4,066,853

Communication Services — 17.1%
48,209	Clear Channel Outdoor Holdings, Inc., Class A	227,546
71,981	iHeartMedia	1,083,314
129,945	Loral Space & Communications, Inc. (d)(e)	4,484,402
169,531	TerreStar Corporation (b)(c)(f)(g)	48,970,725

		54,765,987

Consumer Discretionary — 3.1%
217,215	K12, Inc. (a)(d)	6,605,508
698	Lennar Corp., Class B (d)	26,880
718	Toys ‘R’ Us (a)	847,901
718	Tru Kids, Inc. (a)	2,543,704

		10,023,993

Energy (e) — 7.7%
5,000	Continental Resources, Inc. (a)	210,450
30,000	NextDecade Corp. (a)(d)	189,600
59,200	Plains GP Holdings LP, Class A	1,478,224
60,000	SemGroup Corp., Class A	720,000
12,000	Shell Midstream Partners LP	248,640
125,800	Targa Resources Corp. (d)	4,938,908
121	Transocean (a)	776
596,100	Williams Cos., Inc. (d)	16,714,644

		24,501,242

Financial — 0.5%
4,500	CIT Group, Inc. (e)	236,430
10,500	Citigroup, Inc.	735,315
19,556	Ditech Holding Corp (a)	1,076
335,000	Medley Capital	783,900

		1,756,721

Healthcare — 7.0%
15,200	Aerie Pharmaceuticals, Inc. (a)(d)	449,160
65,900	Collegium Pharmaceutical, Inc. (a)	866,585
232,800	Heron Therapeutics, Inc. (a)(d)	4,327,752
269,506	Minerva Neurosciences, Inc. (a)(d)	1,517,319
3,100	Molina Healthcare, Inc. (a)	443,734
345,350	Patterson Cos., Inc.	7,908,515
75,000	Portola Pharmaceuticals, Inc. (a)(d)	2,034,750
56,009	Quorum Health Corp. (a)	77,852
152,800	Surgery Partners, Inc. (a)(d)	1,243,792
387,600	TG Therapeutics, Inc. (a)(d)	3,352,740
2,800	Ultragenyx Pharmaceutical, Inc. (a)	177,800

		22,399,999

Industrials (d)(e) — 0.8%
80,249	American Airlines Group, Inc.	2,616,920

Shares		Value ($)
Information Technology — 3.7%
342,949	Avaya Holdings Corp. (a)(e)	4,084,522
3,406	Black Knight, Inc. (a)(e)	204,871
21,300	CDK Global, Inc.	1,053,072
6,200	Fortinet, Inc. (a)(e)	476,346
3,800	QUALCOMM, Inc. (e)	289,066
194,472	StoneCo, Class A (a)(d)	5,752,482

		11,860,359

Materials (d)(e) — 1.1%
219,800	United States Steel Corp.	3,365,138

Real Estate — 2.6%
61,625	Brookdale Senior Living, Inc. (a)	444,316
100	GAF REIT (a)(b)	1,000
114,300	Independence Realty Trust, Inc., REIT	1,322,451
101,918	Jernigan Capital, Inc., REIT (d)	2,089,319
25,380	Macerich Co. (The), REIT (d)	849,976
61,518	NexPoint Real Estate Opportunities Fund, LLC, REIT (f)	2,546,845
44,387	RAIT Financial Trust, REIT (a)	26,411
280,000	United Development Funding IV, REIT (a)	1,148,000

		8,428,318

Utilities — 29.4%
1,150	NRG Energy, Inc. (e)	40,388
294,300	PG&E (a)	6,745,356
3,851,800	Vistra Energy Corp. (d)(e)	87,204,752

		93,990,496

	Total U.S. Equity (Cost $316,694,125)	237,776,026

Principle Amount ($)
U.S. Master Limited Partnerships — 22.3%
Energy — 22.3%
1,661,400	Energy Transfer Equity LP (d)(e)	23,392,512
370,100	Enterprise Products Partners LP (d)(e)	10,684,787
5,021,760	Highland Energy MLP Fund, Class Y (e)(f)	15,416,803
407,800	MPLX LP (d)(e)	13,127,082
283,255	Western Midstream Partners LP (d)	8,715,756

	Total U.S. Master Limited Partnerships (Cost $110,282,609)	71,336,940

U.S. Senior Loans (h) — 12.5%
Chemicals (b)(c) — 0.3%
1,102,216	Vertellus Holdings LLC Second Lien Term Loan, 10/31/21	1,054,049

Communication Services — 4.8%
1,410,848	iHeartCommunications, 05/01/26 (i)	1,414,269
13,941,269	TerreStar Corporation, Term Loan A, cash/0% PIK 02/27/20 (b)(c)(f)	13,927,328

		15,341,597

INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2019	Highland Global Allocation Fund

Principal Amount ($)		Value ($)
Energy — 6.3%
	Fieldwood Energy LLC, Closing Date Loan, 2nd Lien, VAR LIBOR USD 3
23,743,431	Month+7.250%, 04/11/23	19,980,097

Retail — 0.4%
	Academy, Ltd., Initial Term Loan,
1,959,828	VAR LIBOR USD 3 Month+4.000%, 07/01/22	1,407,157

Service — 0.6%
	Advantage Sales & Marketing Inc., Term Loan, 2nd Lien, VAR LIBOR USD
2,500,000	3 Month+6.500%, 07/25/22	1,990,638

Utilities (j) — 0.1%
	Texas Competitive Electric Holdings Co.,
471,039,553	LLC, Extended Escrow Loan	259,072

	Total U.S. Senior Loans (Cost $59,543,436)	40,032,610

Shares
Non-U.S. Equity — 12.1%
Banks (a)(e)(k) — 0.1%
100,000	Banco del Bajo SA	200,087

Communication Services (a)(e) — 0.6%
131,733	Cablevision Holdings GDR	1,844,262
38,933	Grupo Clarin SA GDR, Class B	81,759

		1,926,021

Consumer Discretionary (a)(e) — 3.5%
18,569	MercadoLibre, Inc.	11,359,957

Consumer Staples (a)(d)(e) — 0.5%
230,342	Adecoagro SA	1,644,642

Energy (e) — 0.2%
48,845	Transportadora de Gas del Sur ADR	706,299

Financial — 1.3%
45,000	Banco do Brasil (a)	631,443
14,913	Banco Macro SA ADR (e)	1,086,412
100,000	FGL Holdings (d)(e)	840,000
188,858	Grupo Supervielle SA ADR (e)	1,488,201

		4,046,056

Healthcare (a)(d)(e) — 0.0%
5,000	Idorsia, Ltd.	114,359

Industrials — 3.5%
207,200	Air France-KLM (a)(e)	1,994,322
445,098	America Airports (a)(e)	3,591,941
200,000	Atento SA (a)(d)(e)	498,000
125,000	GL Events (e)	3,274,040
160,000	Localiza Rent a Car (a)	1,698,668

		11,056,971

Real Estate (e) — 0.0%
6,453	IRSA Propiedades Comerciales Sa ADR	134,803

Shares		Value ($)
Utilities (e) — 2.4%
202,250	Central Puerto ADR	1,874,857
234,500	Cia Energetica de Minas	1,138,650
124,500	Pampa Energia Spon ADR (a)	4,316,415
25,000	Voltalia (a)	268,187

		7,598,109

	Total Non-U.S. Equity (Cost $45,212,869)	38,787,304

Principal Amount ($)
Non-U.S. Government Bonds — 11.7%
Regional Authority (e) — 0.2%
	Provincia de Buenos AiresArgentina Deposit Rates BADLAR Pvt Banks
40,000,000	VAR 30-35d Argentina BADLAR Private Banks+3.830%, 54.17%, 05/31/22	823,443

Sovereign — 11.5%
	Argentine Republic Government International Bond, 2.50%, 5.25%,
62,500,000	03/31/29, 12/31/38 (e)(l)	36,719,375

	Total Non-U.S. Government Bonds (Cost $32,850,876)	37,542,818

Non-U.S. Asset-Backed Securities (e) — 4.1%
	Acis CLO, Ltd., Series 2014-3A, Class E
4,000,000	VAR LIBOR USD 3 Month+4.750%, 7.33%, 2/1/2026 (k)(m)	3,636,800
	Acis CLO, Ltd., Series 2014-5A, Class E1
3,500,000	VAR ICE LIBOR USD 3 Month+6.520%, 9.26%, 11/1/2026 (k)(m)	3,346,875
	Acis CLO, Ltd., Series 2014-4A, Class F
4,000,000	VAR ICE LIBOR USD 3 Month+5.150%, 7.89%, 5/1/2026 (k)(m)	3,281,020
	Acis CLO, Ltd., Series 2014-4A, Class E
2,500,000	VAR ICE LIBOR USD 3 Month+4.800%, 7.38%, 5/1/2026 (k)(m)	2,218,750
	Highland Park CDO I, Ltd., Series 2006-1A, Class A2 VAR LIBOR USD 3 Month+
396,361	0.400%, 3.05%, 11/25/2051 (k)(m)	396,947
	Pamco Cayman, Ltd., Series 1997-1A,
311,866	Class B 7.91%, 8/6/2013 (b)(c)(k)	126,898

	Total Non-U.S. Asset-Backed Securities (Cost $13,023,930)	13,007,290

INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2019	Highland Global Allocation Fund

Shares		Value ($)
U.S. Preferred Stock — 3.3%
Financials (a)(n) — 1.1%
8,233	Federal National Mortgage Association	177,010
127,751	Federal Home Loan Mortgage	2,447,270
50,000	Federal National Mortgage Association	1,062,500

		3,686,780

Real Estate — 2.2%
370,968	Braemar Hotels & Resorts, Inc., REIT (a)	6,892,585

	Total Preferred Stock (Cost $9,275,244)	10,579,365

Principal Amount ($)
U.S. Agency Collateralized Mortgage Obligation (k) — 3.1%
	FREMF Mortgage Trust, Series 2019-KF60, Class C VAR LIBOR USD 1
10,013,020	Month+6.000%, 8.43%, 2/25/2026	9,994,195

	Total U.S. Agency Collateralized Mortgage Obligations (Cost $9,997,267)	9,994,195

Number of Rights
U.S. Rights — 2.0%
Utilities — 2.0%
7,905,143	Texas Competitive Electric Holdings Co., LLC	6,260,873

	Total U.S. Rights (Cost $22,062,762)	6,260,873

Principal Amount ($)
Non-U.S. Corporate Bonds & Notes — 0.8%
Energy (b)(c)(e)(i)(k) — 0.8%
	Ocean Rig UDW, Inc.
37,083,000	7.25%, 04/01/19	2,558,727

	Total Non-U.S. Corporate Bonds & Notes (Cost $28,728,908)	2,558,727

U.S. Corporate Bonds & Notes — 0.6%
Communication Services — 0.3%
	iHeartCommunications, Inc.
315,654	6.38%, 05/01/26	336,566
584,493	8.38%, 05/01/27	615,191

		951,757

Principal Amount ($)		Value ($)
Energy (e)(k) — 0.0%
	Sable Permian Resources LLC/AEPB
290	Finance Corp., 7.38%, 11/01/21	29

Information Technology (b)(c)(i) — 0.0%
	Avaya, Inc.
9,500,000	10.50%, 03/01/21	—

Utilities (i) — 0.3%
	Texas Competitive Electric Holdings Co.,
151,234,000	LLC,10.25%, 11/01/15	771,293
9,346,000	cash/0% PIK10.50%, 12/31/49	47,665
3,000,000	11.50%, 10/01/20	13,500

		832,458

	Total U.S. Corporate Bonds & Notes (Cost $5,563,289)	1,784,244

Contracts
Purchased Call Options (a) — 0.5%
	Total Purchased Call Options (Cost $2,696,576)	1,482,500

Shares
Non-U.S. Preferred Stock — 0.3%
Financial (o) — 0.3%
115,000	Itau Unibanco Holding ADR	1,083,300

	Total Non-U.S. Preferred Stock (Cost $995,025)	1,083,300

U.S. Warrants — 0.1%
Communication Services (a) — 0.0%
1,109	iHeartCommunications, Inc., Expires	17,190

Financials (a) — 0.0%
59,755	Ditech Holding Corp., Expires 02/09/2028	431

Industrials (a) — 0.1%
1,260,362	American Airlines, Expires	252,072

Information Technology (a) — 0.0%
38,742	Avaya, Inc., Expires 12/15/2022 (e)(i)	38,742

	Total U.S. Warrants (Cost $77,464)	308,435

INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2019	Highland Global Allocation Fund

Number of Rights		Value ($)
Non-U.S. Warrant — 0.0%
Healthcare (a)(b)(c)(e) — 0.0%
42,032	HLS Therapeutics, Inc., Expires 12/31/2049	193,347

	Total Non-U.S. Warrants (Cost $–)	193,347

Non-U.S. Rights — 0.0%
Utilities — 0.0%
25,000	Voltalia	2,770

	Total Non-U.S. Rights (Cost $–)	2,770

Shares
Non-U.S. Registered Investment Companies (b)(c)(f) — 1.1%
10,000	BB Votorantim Highland Infrastructure LLC	3,670,142

	Total Non-U.S. Registered Investment Companies (Cost $4,571,783)	3,670,142

U.S. Registered Investment Company (f) — 6.2%
117,437	Highland Global Allocation Fund	1,319,992
544,599	Highland Merger Arbitrage Fund, Class Z (a)	10,189,447
436,131	NexPoint Strategic Opportunities Fund	8,251,599

	Total U.S. Registered Investment Companies (Cost $21,546,715)	19,761,038

U.S. Cash Equivalents — 5.5%
Money Market Fund (p) — 5.5%
17,685,608	Dreyfus Treasury & Agency Cash Management, Institutional Class, Class A 2.100%	17,685,608

	Total U.S. Cash Equivalents (Cost $17,685,608)	17,685,608

Total Investments - 160.5%		513,847,532

(Cost $700,808,486)

Shares		Value ($)
Securities Sold Short (q)— (32.5)%
U.S. Exchange-Traded Fund — (0.5)%
(25,500)	Direxion Daily Small Capital Bull 3X Shares (a)	(1,588,905)

	Total U.S. Exchange-Traded Funds (Proceeds $1,510,274)	(1,588,905)

Non-U.S. Equity — (1.2)%
Communication Services (e) — (1.2)%
(80,000)	Nintendo Co, Ltd. ADR	(3,661,600)

	Total Non-U.S. Equity (Proceeds $2,689,058)	(3,661,600)

U.S. Equity — (30.8)%
Communication Services (r) — (15.5)%
(97,050)	Netflix, Inc. (e)	(35,648,406)
(302,200)	Zillow Group, Inc., Class C	(14,019,058)

		(49,667,464)

Energy (e)(r) — (1.4)%
(66,250)	Cheniere Energy, Inc.	(4,534,812)

Healthcare — (13.9)%
(490,150)	Boston Scientific Corp. (r)	(21,066,647)
(68,500)	Stryker Corp.	(14,082,230)
(80,000)	Zimmer Holdings, Inc. (e)	(9,419,200)

		(44,568,077)

	Total U.S. Equity (Proceeds $40,914,109)	(98,770,353)

	Total Securities Sold Short- (32.5)% (Proceeds $45,113,441)	(104,020,858)

Other Assets & Liabilities, Net - (28.0)%		(89,945,668)

Net Assets - 100.0%		319,881,006

(a)	Non-income producing security.
(b)

Securities with a total aggregate value of $70,916,649, or 22.2% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2019	Highland Global Allocation Fund

(c)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $70,916,649, or 22.2% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2019. Please see Notes to Investment Portfolio.

(d)	All or part of this security is pledged as collateral for short sales. The market value of the securities pledged as collateral was $331,172,910.
(e)

As described in the Fund’s prospectus, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

(f)	Affiliated issuer. Assets with a total aggregate market value of $104,292,881, or 32.6% of net assets, were affiliated with the Fund as of June 30, 2019.
(g)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
TerreStar Corporation	U.S. Equity	11/14/2014	$48,015,562	$48,970,725	15.3%

(h)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of June 30, 2019, the LIBOR USD 1 Month and LIBOR USD 3 Month rates were 2.40% and 2.31%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(i)	The issuer is, or is in danger of being, in default of its payment obligation.
(j)	Represents value held in escrow pending future events. No interest is being accrued.
(k)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At June 30, 2019, these securities amounted to $25,760,329 or 8.1% of net assets.

(l)	Step Bonds - Represents the current rate, the step rate, the step date and the final maturity date.
(m)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect June 30, 2019. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 1 month which is equal to 2.40% and 3 months equal to 2.32%.

(n)	Perpetual maturity. Maturity date presented represents the next call date.
(o)	There is currently no rate available.
(p)	Rate shown is 7 day effective yield.
(q)	As of June 30, 2019, $39,624,067 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.
(r)	No dividend payable on security sold short.

INVESTMENT PORTFOLIO (unaudited) (concluded)

As of June 30, 2019	Highland Global Allocation Fund

Purchased Call options contracts outstanding as of June 30, 2019 were as follows:

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED CALL OPTIONS:
Crude Oil	$61.00	Societe General	August 2019	750	45,750,000	$1,033,688	$682,500
SPDR Gold Shares	136.00	Jefferies	July 2019	10,000	136,000,000	1,662,888	800,000

						$2,696,576	$1,482,500

Futures contracts outstanding as of June 30, 2019 were as follows:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Depreciation	Value
Short Futures:
S&P 500 Index E-MINI	September 2019	420	$60,623,696	$(1,204,504)	$(1,204,504)

The average amount of borrowing by the Fund on reverse repurchase agreements outstanding during the period ended June 30, 2019 was $11,063,951 at a weighted average interest rate of 3.43%.

Counterparty	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
	Acis CLO, Ltd.,
	Series 2014?3A, Class E, VAR LIBOR USD 3 Month+4.750%,
BNP	7.56%, 2/1/2026	3.68	6/14/2019	7/15/2019	$3,571,281	$4,000,000	$3,560,000
	Acis CLO, Ltd.,
	Series 2014?4A, Class E, VAR LIBOR USD 3 Month+4.800%,
BNP	7.61%, 5/1/2026	3.68	6/14/2019	7/15/2019	2,181,892	2,500,000	2,175,000
	Acis CLO, Ltd.,
	Series 2014?4A, Class F, VAR LIBOR USD 3 Month+4.800%,
BNP	7.61%, 5/1/2026	3.78	6/14/2019	7/15/2019	3,150,221	4,000,000	3,140,000
	Acis CLO, Ltd.,
	Series 2014?5A, Class E1, VAR LIBOR USD 3 Month+4.340%,
BNP	7.15%, 11/1/2026	3.68	6/14/2019	7/15/2019	3,361,870	3,500,000	3,351,250
	FREMF Mortgage Trust.,
	Series 2019-KF60, Class C, VAR LIBOR USD 1 Month+6.000%,
BNP	8.40%, 5/1/2027	3.88	4/30/2019	7/10/2019	10,060,400	10,000,000	9,984,000

Total Reverse Repurchase Agreements						$24,000,000	$22,210,250

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of June 30, 2019	Highland Global Allocation Fund

Organization

Highland Funds II (the “Trust”) is a Massachusetts business trust organized on August 10, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It comprises seven portfolios (collectively the “Funds”) that are currently being offered. This report covers information for the three months ended June 30, 2019 for Highland Global Allocation Fund (the “Fund”). Highland Premier Growth Equity Fund, Highland Small-Cap Equity Fund, Highland Total Return Fund, Highland Fixed Income Fund and Highland Energy MLP Fund are reported separately.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability which provide appropriate pricing services and which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV) will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2019	Highland Global Allocation Fund

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2019, the Fund’s investments consisted of senior loans, asset-backed securities, bonds and notes, common stocks, master limited partnerships, registered investment companies, cash equivalents, exchange-traded funds, rights, warrants, securities sold short, and collateralized loan obligations. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, exchange traded funds, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2019	Highland Global Allocation Fund

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of June 30, 2019 is as follows

	Total value at June 30, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
U.S. Equity
Chemicals	$4,066,853	$—	$3,652,420	$414,433
Communication Services	54,765,987	5,795,262	—	48,970,725
Consumer Discretionary	10,023,993	6,632,388	3,391,605	—
Energy	24,501,242	24,501,242	—	—
Financial	1,756,721	1,756,721	—	—
Healthcare	22,399,999	22,399,999	—	—
Industrials	2,616,920	2,616,920	—	—
Information Technology	11,860,359	11,860,359	—	—
Materials	3,365,138	3,365,138	—	—
Real Estate	8,428,318	8,427,318	—	1,000
Utilities	93,990,496	93,990,496	—	—
U.S. Master Limited Partnerships
Energy	71,336,940	71,336,940	—	—
U.S. Senior Loans
Chemicals	1,054,049	—	—	1,054,049
Communication Services	15,341,597	—	1,414,269	13,927,328
Energy	19,980,097	—	19,980,097	—
Retail	1,407,157	—	1,407,157	—
Service	1,990,638	—	1,990,638	—
Utilities	259,072	—	259,072	—
Non-U.S. Equity
Banks	200,087	200,087	—	—
Communication Services	1,926,021	1,926,021	—	—
Consumer Discretionary	11,359,957	11,359,957	—	—
Consumer Staples	1,644,642	1,644,642	—	—
Energy	706,299	706,299	—	—
Financial	4,046,056	4,046,056	—	—
Healthcare	114,359	114,359	—	—
Industrials	11,056,971	11,056,971	—	—
Real Estate	134,803	134,803	—	—
Utilities	7,598,109	7,598,109	—	—
Non-U.S. Government Bonds
Sovereign	36,719,375	—	36,719,375	—
Regional Authority	823,443	—	823,443	—
Non-U.S. Asset-Backed Securities	13,007,290	—	12,880,392	126,898
U.S. Preferred Stock
Financial	3,686,780	—	3,686,780	—
Real Estate	6,892,585	—	6,892,585	—
U.S. Agency Collateralized Mortgage Obligations	9,994,195	—	9,994,195	—
U.S. Rights
Utilities	6,260,873	6,260,873	—	—
Non-U.S. Corporate Bonds & Notes
Energy	2,558,727	—	—	2,558,727

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2019	Highland Global Allocation Fund

	Total value at June 30, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Corporate Bonds & Notes
Communication Services	951,757	—	951,757	—
Energy	29	—	29	—
Information Technology	—	—	—	—
Utilities	832,458	—	832,458	—
U.S. Purchased Call Options	1,482,500	1,482,500	—	—
Non-U.S. Preferred Stock
Financial	1,083,300	1,083,300	—	—
U.S. Warrants
Communication Services	17,190	17,190	—	—
Financials	431	—	431	—
Industrials	252,072	252,072	—	—
Information Technology	38,742	—	38,742	—
Non-U.S. Warrants
Healthcare	193,347	—	—	193,347
Non-U.S. Rights
Non-U.S. Registered Investment Companies	3,670,142	—	—	3,670,142
U.S. Registered Investment Companies	19,761,038	19,761,038	—	—
Utilities	2,770	2,770	—	—
U.S. Cash Equivalents	17,685,608	17,685,608	—	—

Total Assets	513,847,532	338,015,438	104,915,445	70,916,649

Liabilities
Securities Sold Short
Non-U.S. Equity
Communication Services	(3,661,600)	(3,661,600)	—	—
U.S. Equity
Communication Services	(49,667,464)	(49,667,464)	—	—
Energy	(4,534,812)	(4,534,812)	—	—
Healthcare	(44,568,077)	(44,568,077)	—	—
U.S. Exchange-Traded Fund	(1,588,905)	(1,588,905)	—	—
Other Financial Instruments
Future	(1,204,504)	(1,204,504)	—	—

Total Liabilities	(105,225,362)	(105,225,362)	—	—

Total	$408,622,170	$232,790,076	$104,915,445	$70,916,649

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2019	Highland Global Allocation Fund

The tables below set forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the three months ended June 30, 2019.

	Balance as of September 30, 2018	Transfers into Level 3	Transfers Out of Level 3		Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchase	Net (Sales)	Balance as of June 30, 2019	Change in Unrealized Gains/Losses Included in Earnings Related to Securities Still held at Reporting Date
U.S. Equity
Chemicals	$1,296,206	$—		$—	$—	$—	$(881,773)	$—	$—	$414,433	$(881,773)
Communication Services	64,277,652	—		—	—	4,155,617	3,494,306	—	(22,956,850)	48,970,725	3,494,306
Media	2,127,254	—		—	—	—	11,041,979	—	(13,169,233)	—	—
Real Estate	—	—		—	—	—	—	1,000	—	1,000	—
U.S. Senior Loans
Chemicals	1,060,993	—		—	20,856	—	(27,800)	—	—	1,054,049	(27,800)
Communication Services	52,268,596	—		—	18	(48,061)	46,579	1,620,196	(39,960,000)	13,927,328	46,579
Non-U.S. Registered Investment Companies	2,966,972	—		—	—	—	703,170	—	—	3,670,142	703,170
Non-U.S. Asset-Backed Securities	117,574	—		—	(715)	—	10,039	—	—	126,898	10,039
Non-U.S. Corporate Bonds & Notes
Energy	2,558,727	—		—	—	—	—	—	—	2,558,727	—
Non-U.S. Warrants
Healthcare	201,754	—		—	—	—	(8,407)	—	—	193,347	(8,407)
Information Technology	199,521	—			—	—	(92,012)	—	(107,509)	—	(92,012)

Total	$127,075,249	$—	$		$20,159	$4,107,556	$14,286,081	$1,621,196	$(76,193,592)	$70,916,649	$3,244,102

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

The Fund uses end of period market value in the determination of the amount associated with any transfers between levels. For the three months ended June 30, 2019, there were no transfers between levels.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2019	Highland Global Allocation Fund

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 06/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s)
Common Stock	$49,386,158	Multiples Analysis	Unadjusted Price/MHz-PoP	$0.12 - $0.95
			Risk Discount	42.0% - 45.5%
			LTM EBITDA Multiple	6.69x
			Liquidity Discount	10%
			Size Adjustment	10%
		Discounted Cash Flow	Discount Rate	15.5%

U.S. Senior Loans	14,981,377	Discounted Cash Flow	Discount Rate	11.1%
			Spread Adjustment	0.1%
		Debt-Loan Spread	Adjusted Yield	9.82% - 16.59%
			Swap Rate	1.72% – 1.77%

Registered Investment Companies	3,670,142	Net Asset Value	N/A	N/A
Corporate Bonds & Notes	2,558,727	Liquidation Analysis	Claim Amount: Percent of Par	6.9%

Warrants	193,347	Black-Sholes Model	Annualized Volatility	50.0%
Asset-Backed Securities	126,898	Discounted Cash Flow	Discount Rate	20.9%

Total	$70,916,649

The significant unobservable inputs used in the fair value measurement of the Fund’s bank loan securities are: adjusted yield, swap rate, discount rate and spread adjustment. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. The significant unobservable inputs used in the fair value measurement of the Fund’s common equity securities are: multiple of EBITDA, price/MHz-PoP multiple, risk discount, illiquidity discount, discount rate and size adjustment. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

In addition to the unobservable inputs utilized for various valuation methodologies, the Investment Adviser frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Investment Adviser assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 20% to as high as 80% as of June 30, 2019. The selection of weightings is an inherently subjective process, dependent on professional judgment. These selections may have a material impact to the concluded fair value for such holdings.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2019	Highland Global Allocation Fund

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investments Portfolios. Cash held as collateral for securities sold short is classified as restricted cash on the Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $39,624,067 was held with the broker for the Fund.

Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Fund invests in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain/(loss) on the expiration or closing of a futures contract.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2019	Highland Global Allocation Fund

At June 30, 2019, the Fund held futures contracts. During the three months ended June 30, 2019, the Fund entered into futures transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, and to gain market exposure for residual and accumulating cash positions.

Options

The Fund may utilize options on securities or indices to varying degrees as part of its principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both. If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written.

If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration)., There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or a capital loss if the cost of the closing option is more than the premium received from writing the option. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened or a capital loss if the premium received from a sale is less than the original premium paid. The Fund did not have any transactions in written options for the period ended June 30, 2019.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2019	Highland Global Allocation Fund

Affiliated Issuers

Under Section 2(a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of each Fund as of June 30, 2019:

Issuer	Shares at September 30, 2018	Beginning Value as of September 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales of Affiliated Issuers	Change in Unrealized Appreciation/ Depreciation	Ending Value as of June 30, 2019	Shares at June 30, 2019	Affiliated Income
Other Affiliates
TerreStar Corp. (U.S. Equity)	235,122	$64,277,652	$—	$(22,956,850)	$4,155,617	$3,494,306	$48,970,725	169,531	$—
Gambier Bay LLC (U.S. Equity)	16,054,749	2,127,254	—	(13,169,233)	—	11,041,979	—	—	—
NexPoint Residential Trust (U.S. Equity)	—	—	2,033,461	(31,805)	—	545,189	2,546,845	61,518	18,576
TerreStar Corp. (U.S. Senior Loans)	52,320,917	52,268,596	1,620,214	(39,960,000)	(48,061)	46,579	13,927,328	13,941,269	1,620,352
Highland Energy MLP Fund (Master Limited Partnerships)	4,629,572	16,897,938	1,207,802	—	—	(2,688,937)	15,416,803	5,021,760	1,207,802
BB Votorantim Highland Infrastructure LLC (Registered Investment Companies)	10,000	2,966,972	—	—	—	703,170	3,670,142	10,000	—
Highland Merger Arbitrage Fund (Registered Investment Companies)	688,774	14,725,982	1,582,386	(5,000,000)	345,151	(1,464,072)	10,189,447	544,599	1,558,313
Highland Global Allocation Fund (Registered Investment Companies)	—	—	9,005,603	(9,293,863)	1,597,573	10,679	1,319,992	117,437	72,218
NextPoint Strategic Opportunities Fund (Registered Investment Companies)	351,861	7,881,686	1,497,460	—	—	(1,127,547)	8,251,599	436,131	650,186

Total	74,290,995	$161,146,080	$16,946,926	$(90,411,751)	$6,050,280	$10,561,346	$104,292,881	20,302,245	$5,127,447